UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2007

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2007, Choice Hotels International, Inc. announced that Michael J. DeSantis, Senior Vice President and Senior Strategic Advisor, will be leaving the Company and will pursue other professional opportunities. The Company issued a press release announcing said departure, which is attached hereto as Exhibit 99.1.

Currently, the Company is finalizing arrangements with Mr. DeSantis, confirming the parties’ post-employment rights and obligations, including mutual releases and the terms of certain benefits under his 1999 employment agreement.

Item 9.01 Financial	Statements and Exhibits.

(d)	Exhibits. The following Exhibit is furnished with this report:

Exhibit 99.1 - Press Release issued by Choice Hotels International, Inc., dated February 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2007	By:	/s/ Paul Mamalian
Paul Mamalian
General Counsel